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                                                                   EXHIBIT 10.67


                   FIRST AMENDMENT TO TRUST AGREEMENT BETWEEN
                      FIDELITY MANAGEMENT TRUST COMPANY AND
                                HADCO CORPORATION


         THIS FIRST AMENDMENT, dated as of the first day of October, 1997, by and between Fidelity Management Trust Company (the "Trustee") and Hadco Corporation (the "Sponsor");

                                   WITNESSETH:

         WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated June 1, 1996, with regard to the Hadco Corporation Retirement Plan (the "Plan"); and

         WHEREAS,. the Sponsor has informed the Trustee that the Zycon Corporation Profit Sharing 401(k) Plan will merge into the Hadco Corporation Retirement Plan and has directed the Trustee to accept and hold the assets of the Zycon Corporation Profit Sharing 401(k) Plan; and

         WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 13 thereof;

         NOW THEREFORE, in consideration of the above premises the Trustee and the Sponsor hereby amend the Trust Agreement by:

         (1) Amending the Trust Agreement to add the following "WHEREAS" clause:

                           WHEREAS, the Sponsor wishes to establish two trusts:
                  one, for which Hadco Corporation serves as trustee, to hold assets attributable to the Balanced Account; and the other for which the Trustee serves as trustee, a trust to hold and invest the remaining plan assets under the Plan for the exclusive benefit of participants in the Plan and their beneficiaries; and

         (2) Amending Section 4(b)(i) AVAILABLE INVESTMENT OPTIONS by redefining "Mutual Fund" as follows:

                  (i) securities issued by investment companies advised by Fidelity Management & Research Company and certain securities issued by registered investment companies not advised by Fidelity Management & Research Company (collectively, "MUTUAL FUNDS").

         (3) Amending Section 4(b) by adding new subsection (vi) as follows:


                  (vi) separately managed portfolios, namely the Balanced Account for which the Investment Manager is Wentworth Hauser, respectively, as described in Section 3(38) of ERISA, and for which the Trustee has no responsibility with regard investment selections.



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         (4)      Amending Section 4(d) by inserting the following sentence
                  before the first sentence of the Section:

                  All transactions involving Non-Fidelity Mutual Funds shall be done in accordance with the OPERATIONAL GUIDELINES FOR NON-FIDELITY MUTUAL FUNDS attached hereto as Schedule "I".

         (5) Amending the "money classifications" section of Schedule "A" by adding the following:

                  -        Pre Tax Contributions QJ&S*
                  -        After Tax Contributions QJ&S*
                  -        Company Match QJ&S*
                  -        Rollover QJ&S*
                  -        Profit Sharing QJ&S*
                  -        Sign On Bonus QJ&S*
                  -        Pre Tax Contributions**
                  -        Company Match**
                  -        Rollover**
                  -        Profit Sharing
                  -        Sign On Bonus**
                  -        Zycon Company Match
                  -        Zycon Profit Sharing


                  * "QJ&S" indicates the source is eligible for payment as Qualified Joint & Survivor Annuity.

                  ** Eligible for pre-approved loans. The other sources not eligible for pre-approved loans will require spousal consent.

         (6) Amending the "investment options" section of Schedules "A" and "C" by adding the following:

                  -        The Balanced Account (frozen to new investments)
                  - The Stock Account (also referred to as the "Harris, Bretall, Sullivan & Smith Growth Equity Fund") (frozen to new investments)

         (7) Amending Schedule "B" by adding "Non-Fidelity Mutual Funds" as follows:

                  Non-Fidelity Mutual Funds:    .25 % annual administration fee
                                                 on all Non-Fidelity Mutual Fund
                                                 assets except for the Harris
                                                 Bretall fund (to be paid by the
                                                 Non-Fidelity Mutual Fund
                                                 vendor).



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                  Harris Bretall Fund:          .25 % annual administration fee
                                                 on all assets; .10% per annum
                                                 to be paid by Harris Bretall.
                                                 .15 % per annum to be paid by
                                                 the Sponsor.

         (8) Adding Schedule "J" OPERATING AGREEMENT FOR THE BALANCED ACCOUNT IN THE HADCO CORPORATION RETIREMENT PLAN as attached.


         IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this First Amendment to be executed by their duly authorized officers effective as of the day and year first written.

HADCO CORPORATION                            FIDELITY MANAGEMENT TRUST COMPANY


By: /s/ Richard Saporito                     By: /s/ Lucy Lewis        10/6/97
    --------------------------------             -----------------------------
Title: Vice President           Date              Vice President          Date